UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2017

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(d) Election of Shaun B. Higgins

On October 6, 2017, the board of directors of Loop Industries, Inc., a Nevada corporation (the “Company”), elected Shaun B. Higgins as a member of the board of directors of the Company (the “Board”). Upon election, Mr. Higgins was appointed to serve as a member of the new compensation committee together with Jay Stubina and Leslie Murphy, who will serve as chair.

Consistent with the compensatory arrangements of the Company’s other non-executive directors, Mr. Higgins will be granted 6,208 restricted stock units, having a value of $97,397 at the time of grant, under the Company’s 2017 Equity Incentive Plan, representing a pro-rated portion of the non-executive director annual equity grant. This award will fully vest on May 31, 2018, subject to continued service through the vesting date.

Mr. Higgins also executed the Company’s standard form of indemnification agreement, a copy of which has been previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2017 and is incorporated herein by reference.

There is no arrangement or understanding between Mr. Higgins and any other person pursuant to which Mr. Higgins was selected as a director of the Company. Mr. Higgins is also not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

5.02(b) Resignation of Brian Young

On October 11, 2017, Brian Young, a director of the Board, tendered his resignation from the Board, effective immediately.

Item 7.01 Regulation FD Disclosure

On October 12, 2017, the Company issued a press release announcing the election of Mr. Higgins and the decision of Brian Young to retire from the Board. A copy of this press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Form of Indemnification Agreement
99.1	Press Release, dated October 12, 2017

_______

*Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: October 12, 2017	By:	/s/ Daniel Solomita
Daniel Solomita
Chief Executive Officer and President

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